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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 7, 2005

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                   001-32312            98-0442987
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  (State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)             File Number)      Identification No.)

  3399 Peachtree Road NE, Suite 1500, Atlanta, GA            30326
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     (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 11, 2005, Novelis Inc. (the "Company") received a waiver from its lenders under the Credit Agreement dated January 7, 2005 among the Company, Novelis Corporation, Novelis Deutschland GmbH, Novelis UK Limited, Novelis AG, Citigroup North America, Inc. and the issuers and lenders a party thereto (the "Credit Agreement"). Pursuant to the waiver, the lenders have waived our non-compliance with, and the effects of our non-compliance under,
Section 6.1 of the Credit Agreement, which requires the Company to timely furnish consolidated and consolidating financial statements and Compliance Certificates related to certain financial covenants under the Credit Agreement, which would have been due on November 14, 2005. The Company has received an extension from these requirements until February 13, 2006. A copy of the waiver is filed as Exhibit 99.1 and is incorporated herein by reference.


ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 7, 2005, the Company issued a press release containing earnings guidance for the third quarter of 2005. The Company also stated that it will restate its previously issued financial statements for the first and second quarters of 2005 and provided preliminary estimates of the principal effects of such restatements. A copy of the press release is furnished as Exhibit 99.2 and is incorporated herein by reference.


ITEM 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

         On November 7, 2005, the Company issued a press release announcing that the Company's management and its Audit Committee determined the need to delay the release of third quarter 2005 results and restate the Company's previously issued financial statements for the first and second quarters of 2005. The decision to restate and delay arose from management's review of reserves and contingencies in South America. As a result, the Company's Audit Committee has concluded that the Company's previously issued consolidated financial statements set forth in the Company's quarterly reports on Form 10-Q for the first two fiscal quarters of 2005 should no longer be relied upon because of errors in those financial statements. The Audit Committee has also decided to engage independent outside advisors to assist the Company in conducting a full review of matters relating to reserves and contingencies as well as adjustments made to arrive at the Company's opening balance sheet as of January 6, 2005. Following this independent review, the Company will be assessing its internal financial controls and procedures and will determine whether there are any material weaknesses. A copy of this press release is attached as Exhibit 99.2 and incorporated herein by reference.

         The above matters have been discussed with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP.

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ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

99.1     Waiver to the Credit Agreement dated November 11, 2005

99.2     Press release dated November 7, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       NOVELIS INC.

Date:  November 14, 2005                               By: /s/ David Kennedy
                                                           -----------------
                                                           David Kennedy
                                                           Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number      Description
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99.1        Waiver to the Credit Agreement dated November 11, 2005

99.2        Press release dated November 7, 2005